Class P:    GAJPX

Before you invest, you may want to review the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 20, 2018, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fees	0.40%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver and Expense Limitation[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.40%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[2]	The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, and (ii) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.37% as an annual percentage rate of average daily net assets of the Fund. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$ 41	$ 146	$ 261	$ 596

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 28% of the average value of its portfolio.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax.

100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.

The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index has been between approximately 3.96 and 4.61 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund (which may have a low credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising

3        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk. Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic, and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)*
Returns Before Taxes	5.96%	3.07%	4.64%	4.80%
Returns After Taxes on Distributions	5.96%	3.04%	4.62%	4.78%
Returns After Taxes on Distributions and Sale of Fund Shares	4.88%	3.19%	4.53%	4.73%
Bloomberg Barclays Municipal Bond 1–10 Year Blend Index (reflects no deduction for fees, expenses or taxes)	3.49%	2.02%	3.56%	4.16%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Managing Director, has managed the Fund since 2002.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

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